Exhibit 99.4

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) is entered into as of August 10, 2012 by and among Baltimore Gas and Electric Company (the “Borrower”), The Royal Bank of Scotland plc, as a letter of credit issuing bank, the swingline lender and as the administrative agent for the Lenders (the “Administrative Agent”), and the other financial institutions signatory hereto (the “Lenders”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of March 23, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments. Upon the “First Amendment Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a) Addition of Definitions. Section 1.01 is hereby amended by adding the following definitions in proper alphabetical order:

“Adjusted Funds From Operations” shall mean, for any period, Net Cash Flows From Operating Activities for such period plus Interest Expense for such period minus the portion (but not less than zero) of Net Cash Flows From Operating Activities for such period attributable to any consolidated Subsidiary that has no Indebtedness other than Nonrecourse Indebtedness.

“Facility Fee Rate” shall mean, at all times during which any Applicable Rating Level is in effect, the rate per annum set forth below next to such Applicable Rating Level:

Applicable Rating Level	Facility Fee Rate
1	0.100%
2	0.125%
3	0.175%
4	0.225%
5	0.275%
6	0.350%

A change in the Facility Fee Rate resulting from a change in the Applicable Rating Level shall become effective upon the date of announcement of a change in any Reference Rating that results in a change in the Applicable Rating Level.

“Interest Coverage Ratio” shall mean, for any period of four consecutive fiscal quarters of the Borrower, the ratio of Adjusted Funds From Operations for such period to Net Interest Expense for such period.

“Interest Expense” shall mean, for any period, “interest expense” as shown on a consolidated statement of income of the Borrower for such period prepared in accordance with GAAP.

“Net Cash Flows From Operating Activities” shall mean, for any period, “Net Cash Flows provided by Operating Activities” as shown on a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, excluding any “Changes in assets and liabilities” (as shown on such statement of cash flows) taken into account in determining such Net Cash Flows provided by Operating Activities.

“Net Interest Expense” shall mean, for any period, Interest Expense for such period minus interest on Nonrecourse Indebtedness.

“Nonrecourse Indebtedness” shall mean any Indebtedness that finances the acquisition, development, ownership or operation of an asset in respect of which the Person to which such Indebtedness is owed has no recourse whatsoever to the Borrower or any of its Affiliates other than:

(i) recourse to the named obligor with respect to such Indebtedness (the “Debtor”) for amounts limited to the cash flow or net cash flow (other than historic cash flow) from the asset;

(ii) recourse to the Debtor for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any security interest or lien given by the Debtor over the asset or the income, cash flow or other proceeds deriving from the asset (or given by any shareholder or the like in the Debtor over its shares or like interest in the capital of the Debtor) to secure the Indebtedness, but only if the extent of the recourse to the Debtor is limited solely to the amount of any recoveries made on any such enforcement; and

(iii) recourse to the Debtor generally or indirectly to any Affiliate of the Debtor, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for a breach of an obligation (other than a payment obligation or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the Person against which such recourse is available.

(b) Amendment to Definitions. Section 1.01 is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Applicable Margin” shall mean, with respect to Base Rate Advances and Eurodollar Advances, at all times during which any applicable Rating Level set forth below is in effect, the rate per annum set forth below next to such Applicable Rating Level:

Applicable Rating Level	Applicable Margin for Eurodollar Advances	Applicable Margin for Base Rate Advances
1	0.900%	0.000%
2	1.000%	0.000%
3	1.075%	0.075%
4	1.275%	0.275%
5	1.475%	0.475%
6	1.650%	0.650%

A change in the Applicable Margin resulting from a change in the Applicable Rating Level shall become effective upon the date of announcement of a change in any Reference Rating that results in a change in the Applicable Rating Level.

“Applicable Rating Level” shall be determined, at any time, in accordance with the then-applicable Reference Ratings as follows:

Reference Ratings	Applicable Rating Level
One of the following ratings shall be in effect: Reference Rating by either S&P or Fitch of A or higher or Reference Rating by Moody’s of A2 or higher	1
One of the following ratings shall be in effect: Reference Rating by either S&P or Fitch of A- or higher or Reference Rating by Moody’s of A3 or higher	2
One of the following ratings shall be in effect: Reference Rating by either S&P or Fitch of BBB+ or higher or Reference Rating by Moody’s of Baa1 or higher	3
One of the following ratings shall be in effect: Reference Rating by either S&P or Fitch of BBB or higher or Reference Rating by Moody’s of Baa2 or higher	4
One of the following ratings shall be in effect: Reference Rating by either S&P or Fitch of BBB- or higher or Reference Rating by Moody’s of Baa3 or higher	5
One of the following ratings shall be in effect: Reference Rating by either S&P or Fitch of BB+ or lower or Reference Rating by Moody’s of Ba1 or lower	6

For purposes of the foregoing, (x) at any time that Reference Ratings are available from each of S&P, Moody’s and Fitch and there is a split among such Reference Ratings, then (i) if any two of such Reference Ratings are in the same level, such level shall apply or (ii) if each of such Reference Ratings is in a different level, the level that is the middle level shall apply and (y) at any time that Reference Ratings are available only from any two of S&P, Moody’s and Fitch and there is a split in such

Reference Ratings, then the higher* of such Reference Ratings shall apply, unless there is a split in Reference Ratings of more than one level, in which case the level that is one level higher than the lower Reference Rating shall apply. The Reference Ratings shall be determined from the most recent public announcement of any changes in the Reference Ratings. If the rating system of S&P, Moody’s or Fitch shall change, the Borrower and the Administrative Agent shall negotiate in good faith to amend the definition of “Reference Rating” to reflect such changed rating system and, pending the effectiveness of such amendment (which shall require the approval of the Required Lenders), the Reference Rating shall be determined by reference to the rating most recently in effect prior to such change. If the Borrower has no Reference Rating by Moody’s and S&P, Pricing Level 6 shall apply.

“Maturity Date” shall mean the earlier to occur of (i) August 10, 2017, as such date may be extended for any Lender pursuant to Section 2.10(d) and (ii) the date of termination or reduction in whole of the Commitments pursuant to Section 2.10 or Article VI.

(c) Deletion of Defined Terms. Section 1.01 is hereby amended by deleting the defined terms “Capitalization”, “Commitment Fee Rate” and “Specified Indebtedness” in their entirety.

(d) References to CEG in the Credit Agreement. All references to the defined term “CEG” in the Credit Agreement shall hereby be references to Exelon Corporation, a Delaware corporation.

(e) References to Commitment Fee in the Credit Agreement. All references to “commitment fee” or “commitment fees” in the Credit Agreement shall hereby be references to “facility fee” or “facility fees”, as applicable.

(f) Amendment to Section 2.05(a). Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Facility Fee. In consideration of the Commitments being made available by the Lenders, the Borrower agrees to pay to the Administrative Agent, for the pro rata benefit of the Lenders, a facility fee equal to the Facility Fee Rate in effect from time to time on such Lender’s pro rata share of the Commitments (regardless of usage) during the period commencing on August 10, 2012 and ending on the Maturity Date (or, if later, the date on which all obligations of the Borrower to such Lender hereunder have been paid in full and such Lender has no participation interests in any outstanding Letters of Credit), payable in arrears on the last Business Day of each March, June, September and December during such period and on such Maturity Date.

(g) Amendment to Section 5.01(h). Section 5.01(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

*	It being understood and agreed, by way of example, that a Reference Rating of A- is one level higher than a Reference Rating of BBB+.

(h) Use of Proceeds. Use the proceeds of Extensions of Credit for (i) the issuance of Letters of Credit, (ii) working capital purposes, including capital expenditures, for the Borrower and its Subsidiaries, specifically excluding use of such proceeds for any Hostile Acquisition, and (iii) for general corporate purposes.

(h) Amendment to Section 5.04. Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.04. Interest Coverage Ratio

The Borrower covenants that it will not, so long as any amount owing hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, without the prior written consent of the Majority Lenders, permit the Interest Coverage Ratio as of the last day of any fiscal quarter to be less than 2.0 to 1.0.

(i) Amendment to Section 8.01(a). Section 8.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) if to the Borrower, Baltimore Gas and Electric Company, 2 Center Plaza, 110 W. Fayette Street, 14th Floor, Baltimore, Maryland 21201, Attention: Carim V. Khouzami, CFO & Treasurer, facsimile 410-234-5000 or email: carim.khouzami@bge.com with a copy to Exelon Corporation, at 10 S. Dearborn, 54th Floor, Chicago, IL 60603, Attention: Chief Financial Officer, facsimile: 312-394-5443;

(j) Amendment to Schedule I. Schedule I to the Credit Agreement is hereby amended with respect to the Commitments and LC Bank Commitments of each Lender as set forth on Schedule I attached hereto. The Lenders hereby agree among themselves (and Borrower hereby consents to such agreement) that, concurrently with the First Amendment Effective Date, there shall be deemed to have occurred, to the extent necessary, assignments and assumptions with respect to the Commitments (and any Advances thereunder), and the other rights and obligations under the Credit Agreement such that, after giving effect to such assignments and assumptions and the transactions contemplated by this Amendment, the Commitments of each of the Lenders are as set forth on Schedule I attached hereto, and the Lenders hereby make such assignments and assumptions to the extent necessary.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower’s charter or by-laws or (ii) any law or any material contractual restriction binding on or affecting the Borrower or its Subsidiaries, and do not result in or require the creation of any Lien upon or with respect to any of the Borrower’s properties, except as provided in Section 6.02(b) of the Credit Agreement.

(b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery or performance by the Borrower of this Amendment.

(c) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d) Each of the representations and warranties contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof.

(e) No Unmatured Default or Event of Default has occurred and is continuing.

3. Effectiveness. This Amendment shall become effective as of the date first set forth above (the “First Amendment Effective Date”) upon satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of the Borrower and each of the Lenders or (ii) written evidence (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that each of the Borrower and the Lenders has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received each of the following documents, each dated a date reasonably satisfactory to the Administrative Agent and otherwise in form and substance satisfactory to the Administrative Agent:

(i)	Certified copies of resolutions of the board of directors or equivalent managing body of the Borrower approving the transactions contemplated by this Amendment and of all documents evidencing other necessary organizational action of the Borrower with respect to this Amendment and the documents contemplated hereby;

(ii)	A certificate of the secretary or an assistant secretary of the Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the organizational documents of the Borrower, in each case in effect on such date; and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by the Borrower of this Amendment and the documents contemplated hereby; and

(iii)	A favorable opinion of Ballard Spahr LLP, counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent.

(c) The Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that the Borrower has paid all fees and, to the extent billed, expenses payable by the Borrower hereunder on the First Amendment Effective Date (including amounts then payable to the Agents or their affiliates acting as arrangers in connection with this Amendment).

(d) The Administrative Agent shall have received (i) evidence of the effectiveness of an amendment to that certain Credit Agreement, dated as of October 15, 2010 (as amended), among Exelon Corporation, as successor by merger to Constellation Energy Group, Inc. (“CEG Borrower”), the lenders parties thereto and Bank of America, N.A., as administrative agent, pursuant to which the maturity date thereunder has been shortened to December 31, 2012 or (ii) reasonably satisfactory evidence that the CEG Borrower has submitted irrevocable notice in accordance with such credit agreement sufficient to terminate all commitments and pay all amounts outstanding thereunder on or prior to December 31, 2012.

(e) The representations and warranties set forth in Section 2 hereof are true and correct.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Borrower or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

(c) The provisions set forth in Sections 8.06, 8.14, and 8.17 of the Credit Agreement are hereby incorporated into this Amendment mutatis mutandis.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 8.06 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees and disbursements for one outside counsel for the Administrative Agent with respect thereto.

6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or other electronic transmittal shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Credit Agreement as of the date first above written.

BALTIMORE GAS AND ELECTRIC COMPANY

By:	/S/ CARIM V. KHOUZAMI
Name:	Carim V. Khouzami
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent, LC Bank and Swingline Lender

By:	/S/ ANDREW N. TAYLOR
Name:	Andrew N. Taylor
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

BANK OF AMERICA, N.A., as a Lender

By:	/S/ MICHAEL MASON
Name:	Michael Mason
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

BARCLAYS BANK PLC, as a Lender

By:	/S/ ANN E. SUTTON
Name:	Ann E. Sutton
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/S/ JUAN JAVELLANA
Name:	Juan Javellana
Title:	Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

The Bank of Tokyo-Mitsubishi UFJ, Ltd. as a Lender

By:	/S/ NICHOLAS R. BATTISTA
Name:	Nicholas R. Battista
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

BNP PARIBAS, as a Lender

By:	/S/ CHRISTOPHER SKED
Name:	CHRISTOPHER SKED
Title:	Director

By:	/S/ NICOLE MITCHELL
Name:	Nicole Mitchell
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

CITIBANK, N.A., as an LC Bank and a Lender

By:	/S/ ANITA J. BRICKELL
Name:	Anita J. Brickell
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

THE BANK OF NOVA SCOTIA, as an LC Bank and a Lender

By:	/S/ THANE RATTEW
Name:	Thane Rattew
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

WELLS FARGO BANK, N.A., as a Lender

By:	/S/ SHAWN YOUNG
Name:	Shawn Young
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/S/ ARI BRUGER
Name:	Ari Bruger
Title:	Vice President

By:	/S/ RAHUL PARMAR
Name:	Rahul Parmar
Title:	Associate

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

GOLDMAN SACHS BANK USA, as a Lender

By:	/S/ MARK WALTON
Name:	Mark Walton
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/S/ RAYMOND VENTURA
Name:	Raymond Ventura
Title:	Deputy General Manager

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/S/ KELLY CHIN
Name:	KELLY CHIN
Title:	AUTHORIZED SIGNATORY

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

ROYAL BANK OF CANADA, as a Lender

By:	/S/ KYLE E. HOFFMAN
Name:	Kyle E. Hoffman
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

U.S. BANK NATIONAL ASSOCIATION, as an LC Bank and a Lender

By:	/S/ ERIC J. COSGROVE
Name:	Eric J. Cosgrove
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/S/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By:	/S/ JOSELIN FERNANDES
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/S/ RICHARD K. FRONAPFEL, JR.
Name:	Richard K. Fronapfel, Jr.
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

The Northern Trust Company, as a Lender

By:	/S/ JOHN LASCODY
Name:	John Lascody
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/S/ ROB MUSTARD
Name:	Rob Mustard
Title:	Managing Director
Authorized Signatory

By:	/S/ DARREL HO
Name:	Darrel Ho
Title:	Executive Director
Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

KeyBank National Association, as a Lender

By:	/S/ SHERRIE I. MANSON
Name:	Sherrie I. Manson
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/S/ JON R. HINARD
Name:	Jon R. Hinard
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/S/ DARRELL STANLEY
Name:	Darrel Stanley
Title:	Managing Director

By:	/S/ SHARADA MANNE
Name:	Sharada Manne
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

MANUFACTURERS TRADERS AND TRUST COMPANY, as a Lender

By:	/S/ RAMAL MORELAND
Name:	Ramal Moreland
Title:	Officer

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

TD BANK, N.A., as a Lender

By:	/S/ DAVID PERLMAN
Name:	David Perlman
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/S/ YASUHIRO SHIRAI
Name:	Yasuhiro Shirai
Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/S/ LORI CUMMINS-MEYER
Name:	Lori Cummins-Meyer
Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement (BG&E)]

SCHEDULE I

LENDERS AND COMMITMENTS

Name of Lender	Commitment	LC Bank Commitment
JPMorgan Chase Bank, N.A.	$33,514,285.72	N/A

The Royal Bank of Scotland plc	$38,514,285.72	$120,000,000

Bank of America, N.A.	$33,514,285.72	N/A

Barclays Bank PLC	$33,514,285.72	N/A

Citibank, N.A.	$38,514,285.72	$120,000,000

BNP Paribas	$33,514,285.72	N/A

The Bank of Nova Scotia	$38,514,285.72	$120,000,000

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$33,514,285.72	N/A

Wells Fargo Bank, N.A.	$33,514,285.72	N/A

Credit Suisse AG, Cayman Islands Branch	$26,914,285.72	N/A

Goldman Sachs Bank USA	$26,914,285.72	N/A

Mizuho Corporate Bank, Ltd.	$26,914,285.72	N/A

Morgan Stanley Bank, N.A.	$11,914,285.72	N/A

Royal Bank of Canada	$11,914,285.72	N/A

UBS Loan Finance LLC	$26,914,285.72	N/A

U.S. Bank National Association	$37,914,285.72	$120,000,000

PNC Bank, National Association	$14,314,285.68	N/A

Credit Agricole Corporate and Investment Bank	$13,928,571.42	$120,000,000

Sumitomo Mitsui Banking Corporation	$13,928,571.42	N/A

Canadian Imperial Bank of Commerce, New York Agency	$13,928,571.42	N/A

TD Bank, N.A.	$13,857,142.86	N/A

The Bank of New York Mellon	$10,028,571.42	N/A

Manufacturers Traders and Trust Company	$13,028,571.42	N/A

The Northern Trust Company	$10,028,571.42	N/A

KeyBank National Association	$9,642,857.14	N/A

The Huntington National Bank	$1,285,714.28	N/A